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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 2, 1998

                      Applied Extrusion Technologies, Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                      0-19188               51-0295865
(State of other              (Commission File         (IRS Employer
jurisdiction of                   Number)             Identification
incorporation)                                            Number)


              3 Centennial Drive, Peabody, Massachusetts    01960
                (Address of principal executive office)  (Zip Code)

      Registrant's telephone number, including area code:  (978) 538-1500


                                 Not applicable
         (Former name or former address, if changed since last report)
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     Applied Extrusion Technologies, Inc. a Delaware corporation ("Registrant"), hereby files this Form 8-K with respect to the transaction described below:

ITEM 2.  ACQUISITION DISPOSITION OF ASSETS

     Registrant completed a sale and leaseback transaction effective January 2, 1998 whereby it sold certain items of equipment and other tangible personal property (collectively, the "Equipment") to LaSalle National Leasing Corporation ("LaSalle") for gross proceeds of $45,000,000, and leased the Equipment back from LaSalle pursuant to an Equipment Lease Agreement dated as of December 29, 1997 (the "Lease Agreement"). LaSalle subsequently assigned certain of its rights and obligations under the Lease Agreement to various third parties. The net book value of the Equipment immediately prior to its sale to LaSalle was approximately $18,000,000. The Lease Agreement, which constitutes an operating lease, runs for a period of seven years and calls for the Registrant to pay various rental amounts tied to the value of individual items of Equipment at an effective interest rate of approximately 6.6% per annum based on the discounted cash flows of the operating lease payments and the optional repurchase of the Equipment at the end of the initial term of the Lease Agreement. Gain resulting from the sale of the Equipment will be deferred and amortized to partially offset future rental payments due under the Lease Agreement.

     Registrant used the proceeds from the sale of the Equipment to repay outstanding borrowings under its existing bank credit facilities, which remain available to the Company for future borrowing.

     The Lease Agreement contains representations, warranties, covenants, events of default, indemnities and other provisions customary in documentation relating to transactions of this type. The Lease Agreement also grants Registrant, under certain circumstances, the right to extend the term of the Lease Agreement or to repurchase the Equipment from LaSalle.

     Registrant does not believe that the Lease Agreement will lead to any change in Registrant's operations.


ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired. Not applicable.

     (b)  Pro Forma Financial Information. Not applicable.

     (c)  Exhibits.


          2. Equipment Lease Agreement dated as of December 29, 1997 between Registrant and LaSalle. Registrant agrees to furnish supplementally a copy of any schedule to this Exhibit which has been omitted from this filing.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          APPLIED EXTRUSION TECHNOLOGIES, INC.

                                              /s/ Anthony J. Allott
Dated: January 13, 1998                   By: ______________________________
                                          Name:  Anthony J. Allott
                                          Title: Chief Financial Officer




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                                 EXHIBIT INDEX


                                                                  Sequentially
 Exhibit                                                            Numbered
 Number     Description of Exhibit                                    Page

   2        Equipment Lease Agreement dated as of                       5
            December 29, 1997 between Applied Extrusion
            Technologies, Inc. and LaSalle National
            Leasing Corporation




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